CONFIDENTIAL



kidpik

INVESTOR PRESENTATION

Spring 2022

NASDAQ: PIK

Disclaimer

kidpik

The information set forth herein contains statements that constitute "forward-looking statements" within the federal securities laws, including The Private Securities Litigation Reform Act of 1995, which provide a safe-harbor for forward-looking statements. In particular, when used in the preceding discussion, the words "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions, are intended to identify forward-looking statements within the meaning of such laws, and are subject to the safe harbor created by such applicable laws. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of KIDPIK to be materially different than those expressed or implied in such statements. The forward-looking statements may include projections and estimates of KIDPIK's corporate strategies, future operations and plans, including the costs thereof. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including our history of losses, our ability to achieve profitability, our potential need for additional funding and the availability and terms of such funding; our ability to execute our growth strategy and scale our operations and risks associated with such growth, our ability to maintain current members and customers and grow our members and customers; risks associated with the effect of the COVID-19 pandemic, and governmental responses thereto on our operations, those of our vendors, our customers and members and the economy in general; risks associated with our supply chain and third-party service providers, interruptions in the supply of raw materials and merchandise, increased costs of raw materials, products and shipping costs due to inflation, disruptions at our warehouse facility and/or of our data or information services, issues affecting our shipping providers, and disruptions to the internet, any of which may have a material adverse effect on our operations, including, but not limited to as a result of inflation; risks that effect our ability to successfully market our products to key demographics; the effect of data security breaches, malicious code and/or hackers; increased competition and our ability to maintain and strengthen our brand name; changes in consumer tastes and preferences and changing fashion trends; material changes and/or terminations of our relationships with key vendors; significant product returns from customers, excess inventory and our ability to manage our inventory; the effect of trade restrictions and tariffs, increased costs associated therewith and/or decreased availability of products; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; certain anti-dilutive, drag-along and tag-along rights which may be deemed to be held by a former minority stockholder; our significant reliance on related party transactions and loans; the fact that our Chief Executive Officer has majority voting control over the Company; if the use of "cookie" tracking technologies is further restricted, regulated, or blocked, or if changes in technology cause cookies to become less reliable or acceptable as a means of tracking consumer behavior, the amount or accuracy of internet user information would decrease, which could harm our business and operating results; our ability to comply with the covenants of our loan and lending agreements and future loan covenants, and the fact that our lending facilities are secured by substantially all of our assets; our ability to prevent credit card and payment fraud; the risk of unauthorized access to confidential information; our ability to protect our intellectual property and trade secrets, claims from third-parties that we have violated their intellectual property or trade secrets and potential lawsuits in connection therewith; our ability to comply with changing regulations and laws, penalties associated with any non-compliance (inadvertent or otherwise), the effect of new laws or regulations, our ability to comply with such new laws or regulations, changes in tax rates; our reliance and retention of our current management; the outcome of future lawsuits, litigation, regulatory matters or claims; the fact that we have a limited operating history; the effect of future acquisitions on our operations and expenses; our significant indebtedness; and others that are included from time to time in filings made by KIDPIK with the Securities and Exchange Commission, many of which are beyond our control, including, but not limited to, in the "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" sections in our Form 10-Ks and Form 10-Qs and in our Form 8-Ks, which we have filed, and file from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on KIDPIK's future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. KIDPIK cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws and take no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. This presentation is not and does not purport to be an appraisal of the assets, stock, or business referenced herein.

In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Trademarks, service marks, copyrights and trade names referred to in this presentation, including logos, may appear without the ®, © or TM symbols, but the lack of such symbols is not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend the use or display of other entities' trademarks, service marks, copyrighted material or trade names to imply a relationship, partnership or affiliation with, or endorsement or sponsorship of us by, any other.

No representations or warranties, express or implied are given in, or in respect of, this presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Kidpik has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness.

About Us

kidpik, founded in 2016, is led by a team of branding and merchandising experts with over 30 years of experience, including CEO Ezra Dabah, who was CEO and Chairman of The Children's Place, which under his stewardship grew into a over-two-billion-dollar specialty retailer with over 1,200 locations in north America.

Kidpik is an online clothing subscription box for kids, offering mix-&-match, expertly styled outfits that are curated based on each member's style preferences. KIDPIK delivers a box monthly or seasonally, providing an effortless and fun experience for kids and parents.

Each seasonal collection is designed in-house by a team with decades of experience designing childrenswear in NYC. KIDPIK combines the expertise of fashion stylists with proprietary data science and technology to translate kids' unique style preferences into boxes of unique fashion for the kids.



kidpik

Executives

Ezra Dabah & key members of the kidpik team grew The Children's Place from $150M revenues to over $2.0B, from 1990 to 2007



EZRA DABAH – CEO

Mr. Ezra Dabah has served as the Chief Executive Officer and director of the Company since April 2015 and as Chairman since October 2021. Mr. Dabah has over 45 years of experience in apparel wholesale and retail operations. From 1972 to 1993, he was a director and an executive officer of The Gitano Group, Inc. (NYSE:GIT)("Gitano"), where he managed product design, merchandising, and procurement. In 1984, he founded and became president of E.J. Gitano, a children's apparel division of Gitano. In 1991, Mr. Dabah joined The Children's Place Retail Stores, Inc. (NASDAQ:PLCE) as its Chairman and CEO, leading the company's turnaround and repositioning it from a store that sold discounted brands to a single vertically integrated brand that has stores, taking it public in 1997. In November 2004, The Children's Place purchased The Disney Stores (300+ stores) from the Walt Disney Co (NYSE: DIS). Under Mr. Dabah's leadership the store count grew from approximately 150 in 1990 to almost 1,200 and sales reached $2 billion by the end of 2006. Mr. Dabah resigned from The Children's Place as its Chief Executive in September 2007.



ADIR KATZAV – CFO

Mr. Katzav has served as our Executive Vice President and Chief Financial Officer of the Company since June 2021. Mr. Katzav brings more than 20 years of experience in corporate finance, business advisory, risk management, and capital markets. Prior to joining the Company, Mr. Katzav served as Executive Vice President and Chief Financial Officer of Norvic Shipping Group, from December 2017 to September 2018. Mr. Katzav also served as Chief Financial Officer and Secretary (July 2012 to September 2016) and Director of Financial Reporting (August 2008 to June 2012) of Eagle Bulk Shipping Inc. (EGLE:NASDAQ). He previously served as a Senior Manager, in addition to other roles, for PricewaterhouseCoopers LLP, in the US and overseas offices, where he provided business advisory and audit services to public and private companies across multiple industries.



MOSHE DABAH - CTO

Mr. Moshe Dabah is currently the Chief Operating Officer and Chief Technology Officer of the Company since September 2019 and the Secretary of the Company since July 2021. Mr. Dabah has also served as Vice President of the Company since July 2019. Mr. Dabah served as Director of Store Construction and Maintenance at RUUM From August 2012 to September 2015, where he managed the rebranding of approximately 50 stores from 77 Kids by American Eagle to RUUM American Kids Wear, new store rollout, construction, store facilities, maintenance, and supplies.

Leadership – Officers

kidpik

40 years of brand building

GITANO

THE CHILDREN'S PLACE

RUUM AMERICAN KID'S WEAR

kidpik

30 years
KIDS VERTICAL DESIGN & MERCHANDISING EXPERTISE

40 years
FAR-EAST PROCUREMENT EXPERIENCE

6 years
BUILDING SUBSCRIPTION TECHNOLOGY & PROPRIETARY ALGORITHM

GREW
THE CHILDREN'S PLACE STORES FROM 150 TO OVER 1,200 (1997-2007)

We believe we have a strong competitive advantage driven by decades of expertise in children's wear

Investment Highlights

kidpik

- Proprietary technology and algorithm
- Robust subscription member database
- Scalable e-commerce shopping experience
- Vertically integrated & in house NYC design team
- Brand with multi-channel capabilities
- Seasoned management team with deep consumer branding and retail experience



Building a Brand

kidpik

All apparel and shoes are designed and developed by our NYC in-house team.



Customer Service
Trend
Design
Merchandising
Procurement
Fulfillment
kidpik

We believe our integration process enables us to deliver great value to a very price sensitive childrenswear consumer, as well as ensures outfit coordination and consistency of fit.

We Bring the Store to You

kidpik

Using the expertise of our seasoned merchants and proprietary algorithm, Kidpik creates and routinely ships personally styled mix-&-match outfits that empowers parents to effortlessly dress their kids with outfits we believe they will both love



Take easy
3-minute quiz



Get surprise box filled with
expertly personalized styled
outfits


kidpik

Free shipping, returns,
and exchanges

Kidpik is...

kidpik



FUN



EXCITING



CONFIDENT


kidpik

FASHIONABLE

PARENTS LOVE IT

- Make their kids happy
- Make their life easier
- Gets expert stylists
- Make their kids look good


kidpik
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ASPIRATIONAL

KIDS LOVE IT

- Exciting
- Getting their own mail
- Fun unboxing surprise gift
- Empowered to make their own decision



KIND

kidpik

is...

Unique Selling Proposition

kidpik



Personalized Styling Done By Experts

Delivering Mix-&-match Coordinated Outfits In Each Box

7-day Try-on At Home, Easy Returns With Prepaid Envelope

Amazing Presentation (Fun Unboxing Experience)

Award Winning


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Awards and Accolades

kidpik

- Kidpik was voted the #1 Kids Clothing Subscription Box by Hello Subscription Readers in 2021and 2022.

- Kidpik was selected as one of the winners of the 2021 Good Housekeeping Parenting Awards by the publication's panel of experts in a Dynamic Digital Platforms category. "Kid testers and parents loved the element of surprise and the trendy styles."

- 2018/2019/2020/2021/2022 Winner of Best Clothing Subscription Box For Kids

- BuzzFeed featured Kidpik as one of "The Best Clothing Subscription Boxes" in 2021

- PureWow names Kidpik one of the "Best Subscription Boxes for kids," citing, "Get picky kids excited to get dressed each day by signing up for this personalized shopping box" 2020

- Kidpik was selected as a winner of USA Today's 10 Best Awards for the Clothing Subscription Box Category in 2021 and 2022.

Proven Technology

kidpik

Internally developed subscription technology that we believe delivers an innovative, convenient, personalized and frictionless shopping experience



Style Profile
Algorithm
Personalized Pik
Proprietary Systems
Stylist
Styling Instructions
Styling App
Data Scientist
kidpik boxes
Warehouse

Proven Proprietary Algorithm

kidpik

Allows us to scale and leverage with just a few stylists



Style Profile
Climate
Predictive Analytics
Economic Factors
Purchase History
Revenue Maximization
Customer Service
Inventory Optimization
Member Management Platform

Mission and Vision

kidpik

Kidpik uses social media channels, partners with influencers and has a network of brand ambassadors and cross-promotes with other brands

MISSION

To change the way parents shop for their kids by delivering outfits that make their kids confident and happy


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For You


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VISION

To build kids confidence through fashion

Current Distribution Channels

kidpik

Kidpik brand gives us the opportunity to sell through other channels

amazon


kidpik
+ Follow
HOME TOPS BOTTOMS DRESSES JACKETS ACTIVE SHOES

Subscription Box


kidpik
Personalized Style Delivered
#1 Fashion Box
How It Works
Only Pay For What You Keep
What's Inside Our Subscription Box?

Shop.kidpik


kidpik
TEES
SHOES
DRESSY
DENIM
Outfits

Operates in a Massive Children's Apparel Market

kidpik



Estimated 2021 Children's Worldwide Apparel Revenue[1]

WORLDWIDE
$238B

U.S.
$49.5B

NOTE:
1 Estimated by Statista, in its Children's Apparel Report 2020

Subscription Industry is Growing Rapidly

kidpik

Sales by the largest 16 primarily subscription-based e-commerce companies



Subscription E-Commerce Sales ($B)
$1.2
$2.4
$4.2
$5.8
$7.5
2014
2015
2016
2017
2018

Source: "2019 Internet Retailer US Top 500 Database, McKinsey analysis

The Subscription Economy Index (SEI) level vs. S&P and Retail Sales Growth[1]



SEI Level
450
400
350
300
250
200
150
100
437%
133%
130%
Subscription Economy Index
S&P 500 Sales Index
US Retail

NOTE:
1 Zuora

"We believe we are in a prime position to take advantage of the subscription industry growth"

Shipped Items (in 000's)

kidpik



700
600
500
400
300
200
100
-
QoQ Decline 19.0%
589
477
4Q 2020
4Q 2021
Units Shipped



2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
YoY Growth 24.9%
1,727
2,157
YTD 2020
YTD 2021
Units Shipped

Shipment Keep Rate[1]



70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
60.2%
66.1%
69.0%
2019
2020
2021

(1) Total number of items kept by members divided by total shipped items to the same members in a given period

Revenue Net (in 000's)



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
QoQ Decline 10%
$5,860
$5,272
4Q 2020
4Q 2021
Revenue, net (in 000s)



$25,000
$20,000
$15,000
$10,000
$5,000
$-
YoY Growth 28.9%
$16,936
$21,834
2020
2021
Revenue, net (in 000s)

Gross Profit & Gross Margin

kidpik


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
100.0%
10.0%
57.5%
58.7%
$3,367
$3,094
4Q 2020
4Q 2021
Gross Profit (in 000s)
Gross Margin


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
100.0%
10.0%
58.4%
59.5%
$9,890
$12,998
2020
2021
Gross Profit (in 000s)
Gross Margin

Investment Summary

kidpik


BROOKLYN
NEW YORK

- Proprietary technology and algorithm
- Robust subscription member database
- Scalable e-commerce shopping experience
- Vertically integrated & in house NYC design team
- Brand with multi-channel capabilities
- Experienced management team





kidpik

FOR ALL INQUIRIES PLEASE CONTACT:
ir@kidpik.com

www.kidpik.com